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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


       Date of report (Date of earliest event reported) November 6, 1998




                           Nexar Technologies, Inc.
            ______________________________________________________
            (Exact name of registrant as specified in its charter)



      Delaware                           0-29294           04-3268334
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(State or other jurisdiction of     (Commission          (IRS Employer
incorporation or organization)       file number)        Identification Number)




            257 Turnpike Road, Southborough, Massachusetts    01772
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          (Address of principal executive offices)          (Zip Code)


                                (508) 485-7900
             ____________________________________________________
             (Registrant's telephone number, including area code)


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ITEMS 1 THROUGH 4, 6 AND 8 NOT APPLICABLE.


ITEM 5.   OTHER EVENTS.
          -------------

  REFERENCE IS MADE TO THE PRESS RELEASE ISSUED TO THE PUBLIC BY THE REGISTRANT ON NOVEMBER 6, 1998, THE TEXT OF WHICH IS ATTACHED HERETO AS AN EXHIBIT, FOR A DESCRIPTION OF THE EVENTS REPORTED PURSUANT TO THIS FORM 8-K.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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      (C)   EXHIBITS

      99.1. TEXT OF PRESS RELEASE DATED NOVEMBER 6, 1998.
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                                   SIGNATURES




       Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Nexar Technologies, Inc.



Dated: November 6, 1998
                                         By: Albert J. Agbay
                                         Chief Executive Officer

                                         By: Gerald Y. Hattori
                                         Chief Financial Officer